Exhibit 10.3

OnPointsm Solutions

RATE PER ENGINE FLIGHT HOUR
ENGINE SERVICES AGREEMENT

BETWEEN

GE Engine Services, LLC

And

JetBlue Airways Corporation

Agreement Number: 1-3036849991 - 0

Dated: May 1, 2013

This proposed Agreement will remain open until June 6, 2013 and will expire if not signed by all Parties on or before that date.

PROPRIETARY INFORMATION NOTICE
The information contained in this document is GE Engine Services, LLC ("GE") Proprietary Information and is disclosed in confidence. It is the property of GE and will not be used, disclosed to others or reproduced without the express written consent of GE. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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TABLE OF CONTENTS

ARTICLE 1 – DEFINITIONS    3
ARTICLE 2 – TERM/ENGINES/SERVICES    3
ARTICLE 3 – RATE PER EFH SERVICES    3
ARTICLE 4 – SUPPLEMENTAL WORK SERVICES    7
ARTICLE 5 – PRICING    8
ARTICLE 6 – INVOICING AND PAYMENT    9
ARTICLE 7 – FLEET MANAGEMENT    11
ARTICLE 8 – WARRANTY    12
ARTICLE 9 – DELIVERY/REDELIVERY    14
ARTICLE 10 – ADDITION OF ENGINES    14
ARTICLE 11 – REMOVAL OF ENGINES    15
ARTICLE 12 – TERMINATION    16
ARTICLE 13 – REPRESENTATIONS    16
ARTICLE 14 – GENERAL TERMS AND CONDITIONS    17
EXHIBIT A: DEFINITIONS    19
EXHIBIT B: ENGINES COVERED    22
EXHIBIT C: RATE ADJUSTMENT    24
EXHIBIT D: PRICE ADJUSTMENT MATRIX    26
EXHIBIT E: SUPPLEMENTAL WORK SERVICES PRICING    28
EXHIBIT F: SUPPLEMENTAL WORK SERVICES PRICING – ANNUAL ADJUSTMENT    29
EXHIBIT G: SUPPLEMENTAL WORK SERVICES PRICING - FIXED PRICE LABOR SCHEDULE    30
EXHIBIT H: SUPPLEMENTAL ON-WING SUPPORT    31
EXHIBIT I: LRU LIST ……..……………………………………………………………………. 34
EXHIBIT J: GENERAL TERMS AND CONDITIONS    35
EXHIBIT K: DESIGNATION LETTER    40
EXHIBIT L: LLP LIST…………………………………………………………………………………... 41

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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OnPointsm Solutions Engine Services Agreement

THIS ENGINE SERVICES AGREEMENT is made and is effective as of May 1, 2013 (the “Effective Date”) by and between JetBlue Airways Corporation, having its principal place of business at 27-01 Queens Plaza North, Long Island City, NY 11101 USA ("Customer") and GE Engine Services, LLC, having its principal place of business at One Neumann Way, Cincinnati, Ohio 45215 ("GE") (either a “Party” or collectively, the “Parties”).

ARTICLE 1 – DEFINITIONS

Capitalized terms used in this Agreement and not otherwise defined have the meaning set forth in Exhibit A.

ARTICLE 2 – TERM / ENGINES / SERVICES

2.1    Term. Each Party’s obligation to perform will commence upon May 1, 2013 and such obligation will continue, unless sooner terminated through June 30, 2022 (the “Initial Term”). The Parties may renew or extend this Agreement upon mutual written agreement prior to the end of the Initial Term (any such extensions, together with the Initial Term shall be the “Term”).

2.2    Engines. The Engines covered by this Agreement are set forth on Exhibit B. During the Term of this Agreement, GE shall be [***] provider of both Rate Per EFH Services and Supplemental Work Services for the Engines.

2.3    Services Provided. GE will provide Services to restore Engines to Serviceable condition in accordance with the Workscope and the terms of this Agreement.

2.4    Eligibility. New Engines are eligible for Rate Per EFH Services and Supplemental Work Services on the date of their delivery. Any Used Engines are eligible for Supplemental Work Services as of the Effective Date and are eligible for Rate Per EFH Services either as of the date of the completion of a Qualifying Shop Visit (“QSV”) as detailed in Article 10, or if GE has determined that a QSV is not necessary, as of the Effective Date.

ARTICLE 3 – RATE PER EFH SERVICES

3.1    Covered Services.

a.	A “Rate Per EFH Shop Visit” is a shop visit where:

i.
after troubleshooting by Customer in accordance with the Aircraft Maintenance Manual (“AMM”) and/or the Fault Isolation Manual, a shop visit is required due to an Engine being in an Unserviceable condition; and

ii.	the maintenance or repair required on the Engine cannot be performed on-wing (as determined by Customer and GE’s Customer Program Manager or delegate); and

iii.	such shop visit is not required as a result of any of the circumstances listed in Article 4.1 (i.e., Supplemental Work); and

iv.	planned shop visits as mutually agreed to by the Parties including pro-active quick turn and full shop visit to support [***] through the end of 2014.

b.	GE will provide the following Services (the “Rate Per EFH Services”) at the Rate Per EFH, subject to the provisions of Article 7 and Article 4.1.a.:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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i.	Provide, either at a Repair Station, an approved subcontractor, or such other location as previously agreed by Customer and GE, [***].

ii.	[***].

iii.	[***].

iv.	Inspect and repair [***].

v.	Inspect and repair [***], as evidenced by records provided in accordance with Article 9.

vi.	[***].

vii.	[***].

viii.	On-Wing Support services (as described in Exhibit H) [***].

3.2    Diagnostics. GE will provide comprehensive diagnostics services as Rate Per EFH Services in order to identify and diagnose trend shifts as follows:

a.
Engine condition data will be automatically processed by diagnostics software 24 hours a day, 7 days a week (“24x7”) when received at the designated GE facility. GE will be responsible for operating and maintaining the Diagnostics software and the necessary facilities.

b.
Customer Notification Reports (“CNR”) for Engine condition monitoring trend shift observation, including engineering review, analysis, and recommendations will be provided to Customer, as required, on a 24x7 basis.

c.	Access to Diagnostics engineers for Engine diagnostic support and consultation, as required.

d.	Periodic teleconferences with Customer to review reports and program status.

e.	Weekly engine health trend summary and analysis reports to Customer.

f.	Monthly engine thrust Severity Derate report to Customer.

g.	Access to web-based tools for reviewing Engine condition data and assessing Engine health.

Where Customer is a lessee or otherwise not the owner of the Engine(s), GE reserves the right to disclose engine operational performance data to the lessor and/or owner of the Engines (with prior notice to Customer), subject to such third party undertaking appropriate obligations of confidentiality. Any information provided to Customer by GE for use in troubleshooting and managing operations is advisory only. GE is not responsible for line maintenance or other actions resulting from such advice. Customer is responsible for identifying and resolving any aircraft or Engine faults or adverse trends resulting from this monitoring.

3.3    Transportation. [***] GE shall not be liable for any direct or indirect damages incurred by Customer related to delay in providing Engine documentation or Engine Delivery.

3.4    Lease Engines.

a.	Subject to the conditions in 3.4(b) below, GE will provide the following lease engine coverage:

•	(i) If Customer [***], then Customer is eligible for the “lease engine” coverage described in this Article 3.4.

•	(ii) Within 12 hours of being notified by Customer that [***], GE will advise Customer of the location of the closest available lease engine.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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•
(iii) [***], GE shall promptly deliver, or cause to be delivered, such lease engine to Customer at risk of loss to GE, including damage during transport, to the location designated by Customer. Risk of loss will pass to Customer upon acceptance of the lease engine following visual inspection and record review. GE will use its best efforts to provide this lease engine in a neutral QEC configuration. [***].

•
(iv) GE’s obligation to provide such lease engine will terminate when the condition identified in 3.4.a.(i), above, is corrected by the Redelivery of an Engine to Customer, subject to Customer’s obligation to return the lease engine as set forth below.

•	(v) GE will pay [***] and Customer will pay [***] until the lease engine is removed from Customer’s aircraft. Customer [***].

CF34-10 Use Fee Amount / Flight Hours ($[***] escalated per Exhibit C)

Hour Cycle Ratio	0.5	1	1.5	2	2.5	3
Engine Supple-mental Rent	[***]	[***]	[***]	[***]	[***]	[***]

Rate = [***]
Example (1.6 Flight Leg):
Rate = [***]
Rate = [***]
Rate = [***]

•	(vi) In the event that GE cannot provide such a lease engine in accordance with this Article 3.4, and Customer is able to locate a spare engine from a third party, [***].

•	(vii) [***]

•	(viii) [***]

b.	Lease Engine Condition. GE’s provision of any lease engine is predicated upon the following:

•	(i) The Parties have established a mutually agreeable Removal Schedule, including forecasts which may be amended by [***];

•	(ii) Customer has made Engines for shop visits available for pick up within seventy-two (72) hours following removal from the aircraft;

•	(iii) Customer is in full compliance with the records requirements of Article 9;

•	(iv) Customer has executed a lease agreement with GE, or a GE affiliate;

•
(v) Customer is not in material breach of this Agreement or any lease agreement (with GE or a GE affiliate) entered into in connection with this Agreement. (vi) Each lease engine shall be Serviceable and ready for use without additional repairs by Customer.

c.	Return of Lease Engines

i.	Outside of [***]:

(1)	Customer shall make the lease engine available for pick up by GE, from Customer’s Primary Hubs, as soon as practicable, but in no case later than ten (10) Days following redelivery of an Engine;

(2)	Customer shall be responsible for clearing the lease engine for import or export where applicable, and shall bear all costs (included but not limited to payment of duty for import

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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or export and all customs formalities) and risks involved in bringing the lease engine to its designated Primary Hub location;

(3)	Customer bears risk of loss for the lease engine until GE designated transportation pick up;

(4)	Customer shall provide GE with notice regarding Customer’s designated Primary Hub location;

(5)	[***]; and

(6)	Pursuant to 3.4.a.(v), above, Customer shall pay any and all applicable fees on or before the eleventh (11th) Day following correction of the AOG condition.

ii.	Under [***]:

(1)
Customer shall make lease engines [***] available for pick up by GE, from Customer’s designated Primary Hub location, as soon as practicable, but in no case later than ten (10) Days following redelivery of the last [***];

(2)
Customer shall be responsible for clearing the lease engine for import or export where applicable, and shall bear all costs (included but not limited to payment of duty for import or export and all customs formalities) and risks involved in bringing the Lease Engine to its designated Primary Hub location;

(3)	Customer bears risk of loss for the lease engine until GE designated transportation pick up; and

(4)	Customer shall provide GE with notice regarding Customer’s designated Primary Hub location.

d.
Lease Agreement. Customer and GE’s designated lessor agree to use their commercially reasonable efforts to agree to the terms (excluding engine specific variables) of the Lease Agreement (a sample of which has been provided by GE) as soon as reasonably practicable after the date of execution of this Agreement, and in any event within 30 Days of such date of execution.

e.
Sole Remedy. The foregoing provisions of this Article 3.6 will constitute the sole remedy of Customer and the sole liability of GE for lease engine availability and resolution of AOG conditions under this Agreement.

ARTICLE 4 – SUPPLEMENTAL WORK

4.1    Supplemental Work. Supplemental Work will include the following:

a.	Any and all Services not covered under Article 3 as Rate Per EFH Services unless mutually agreed by the Parties to be included as Rate Per EFH Services;

b.	Any Services provided on Engines not eligible for Rate Per EFH Services;

c.	Services required as a result of:

[***]

e.	At Customer’s request, Services provided on-wing through OWS at the rates and in accordance with the terms set forth in Exhibit H.

f.	Repair and maintenance services for Engine transportation stands and containers during shop visits; and

g.
Services provided at a shop visit for which Customer Delivered an Engine for Services against the advice and consent of GE’s Customer Program Manager or delegate, unless the Parties mutually agree after Delivery of the Engine that such shop visit does qualify for Rate Per EFH Services under Article 3.2.

ARTICLE 5 – PRICING

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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5.1    Rate Per EFH Pricing. Unless otherwise stated, all rates and prices are in [***] US Dollars. Rate Per EFH Services will be performed by GE at the Rate Per EFH as follows:

Rate Per EFH:    $[***] USD

The above Rate Per EFH is applicable to all EFH incurred starting on the Effective Date.

5.2    Rate Per EFH Parameters. The Rate Per EFH is predicated on the following parameters:

Engines: [***]	Utilization: [***]	EFH/EFC Ratio: [***]	Take-Off Derate: [***]	Static Temperature Adjusted to Sea Level: [***]

[***]

5.3    Rate Per EFH Adjustment.

a.	Escalation. The Rate Per EFH shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit C.

b.
Severity. The Rate Per EFH will be adjusted when there is a deviation from the parameters in Article 5.2 per the Price Adjustment Matrix set out in Exhibit D. Customer will provide information regarding the above parameters on a monthly basis and in a mutually agreed upon format in accordance with Article 6.

c.
Water Wash. Customer agrees that it shall undertake water wash for each Engine using equipment and procedures approved by GE, such approval not to be unreasonably withheld or delayed by GE (Customer’s current equipment and procedures has been approved by GE). Water wash for each Engine will be based on the rate of Engine EGT deterioration using the engine health condition monitoring program. The water wash interval of each Engine shall be consistent with current Customer practice of [***] (understanding new Engines or recently overhauled Engines may have a longer initial interval). Customer and GE will mutually verify the effectiveness of water wash performed by Customer to determine any adjustments required. The Rate per EFH set out in Article 5.1 above is subject to an adjustment should Customer fail, or otherwise be unable, to perform the water wash in the manner stated in this Article 5.3(c). Customer shall further inform GE of the dates and Engine serial numbers in writing of water washes conducted each quarter during the term of this Agreement.

5.4    Supplemental Pricing. Supplemental Work Services will be performed by GE in accordance with pricing provisions set forth on Exhibit E. Such pricing shall adjust on an annual basis in accordance with the escalation formula set forth on Exhibit F.

5.5    LLP Pricing. Life Limited Parts as defined by attached Exhibit L, subject to changes per engine shop manual. Special LLP pricing shall be effective during the Term of this Agreement and is subject to the following conditions:

a.	LLP pricing is set at [***] CLP to be escalated per the CLP;

b.
Subject to the following cap: the LLP pricing is subject to economic price adjustments on January 1 of each year in accordance with the CLP. For annual changes in the CLP greater than or equal to [***]% and less than or equal to [***]%, the LLP pricing will be adjusted by [***]%. For annual changes in the CLP greater than [***]%, the LLP pricing will be adjusted by [***]%, [***];

c.
Customer replaces LLP with new LLP purchased exclusively from GE or LLP retained by Customer for future use in its fleet per Article 7.7e. In the case of used parts, Customer and GE may per mutual agreement on a case by case basis, elect to incorporate used serviceable LLP if

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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available for purchase from GE not to exceed ten percent (10%) of the total replaced LLP spend over the Term; and

d.	LLP’s to be paid on a Supplemental Work basis pursuant to Exhibit E.

For Example:

1.	If change is [***]%, Customer pays [***]% adjustment;

2.	If change is [***]%, Customer pays [***]% adjustment;

3.	If change is [***]%, Customer pays [***]% adjustment.

5.6    [***]

ARTICLE 6 – INVOICING AND PAYMENT

6.1    Rate Per EFH Payments. By the tenth (10th) of each month, Customer will provide to GE the flight hours and cycles flown by each Engine serial number since delivery from manufacturer. The Current Rate Per EFH, multiplied by the total EFH for each Engine elapsed in the prior month, will be provided to Customer in the monthly invoice no later than the fifteenth (15th) of the month. Customer will make payment within thirty (30) Days from the date of the invoice receipt, subject to the rest of this Article 6.

Concurrently, GE and/or the Customer will provide to the other Party data on the average derate for each Engine in the previous month. Using this data, GE will determine the average flight leg, annualized utilization, Static Temperature Adjusted to Sea Level and derate parameters for the previous month for each Engine. The Current Rate Per EFH for each Engine will be adjusted in accordance with the Price Adjustment Matrix based on these parameters. This rate multiplied by the total EFH for each Engine elapsed in the prior month, will be calculated monthly to determine the variation from the Current Rate per EFH. The total variation for the 3 months in each quarter will be calculated and Customer will be invoiced or credited no later than the fifteenth (15th) of the month following the quarter end. Customer will make payment within thirty (30) Days from the date of the invoice receipt if invoiced subject to the rest of this Article 6.

For the purposes of this provision the “annualized utilization” for a particular month will be calculated by (i) dividing the hours flown by the relevant Engine in the relevant month by the days in that particular month and (ii) multiplying that figure by three hundred and sixty-five point two five (365.25).

6.2    [***]

6.3    Supplemental Work Payments.

a.	Initial Invoice: Upon completion of Supplemental Work Services, GE will issue an initial invoice for the Services which Customer will pay within thirty (30) Days of the date of invoice receipt.

b.
Final Invoice: Following Redelivery and all associated documentation, GE will issue a final invoice within a reasonable time, and generally within sixty (60) Days of Redelivery for Supplemental Work Services based on actual charges to complete the Services, including any credits due Customer. Such invoice will be reconciled with the initial invoice and Customer’s payment. Customer will pay the final invoice (if any amount is due) within thirty (30) Days of the date of invoice receipt.

6.4    Late Payment Remedies. Should Customer fail to make any payment when due and upon written notice from GE, GE may charge a fee for late payment at a rate equal to [***]. For clarity, the calculation is as follows:

Summary Example:

	Invoice Amount:	[***]

[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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Payments will be applied to any late payment fees then to the oldest outstanding amounts in order of succession. If during any twelve (12) month period, Customer demonstrates a consistent pattern of making late payments on amounts not the subject of a good faith dispute (as discussed below), when due, and does not cure such failure within ten (10) Days of the applicable due date, GE may terminate or suspend performance of all or any portion of this Agreement until payment is made in full of all past due amounts (not the subject of a good faith dispute) and it receives commercially acceptable assurances of future payment performance [***]. GE agrees to provide thirty (30) days’ written notice to Customer prior to termination or suspension and/or application of a change in Customer payment terms.

6.5    Customer Disputed Invoice Amounts. Customer shall be permitted to withhold payment from any invoice for any amount for which it disputes in good faith. If, after review and good faith negotiation by the Parties, the dispute is decided in favor of GE, then Customer shall remit payment of such withheld amount(s), without interest, premium or penalty, within twenty (20) Days of such resolution. If, after review and good faith negotiation by the Parties, the dispute is decided in favor of Customer, then any related fees that may have already been paid by Customer shall be credited to Customer’s account. Notwithstanding the foregoing, if disputed invoices cannot be resolved through good faith negotiations between the Parties within thirty (30) Days, either Party may invoke the dispute resolution procedures as described herein.

6.6    Remittance. All payments under this Agreement will be made in United States Dollars, immediately available for use, without any right of set-off or deduction except as allowed per this Agreement, via wire transfer by Customer to the bank account and address designated below.

[***]

ARTICLE 7 – FLEET MANAGEMENT

7.1    Program Manager. GE will assign a Customer Program Manager who will be the point of contact for Customer with respect to Services and who will:

a.	Draft a Procedures Manual and submit it to the Customer for mutual approval;

b.
Work with the Customer, on a monthly basis, to develop a Removal Schedule which will identify by serial number the Engine(s) to be removed during the following six (6) month period, the anticipated reason for removal of each, and the schedule for Delivery;

c.
For the avoidance of doubt, nothing contained herein shall limit Customer’s ability to have the final say in all decisions pertaining to Engine removals from aircraft, maintenance, planning, etc. Customer shall use reasonable efforts to maximize engine on-wing life including troubleshooting, water wash, Diagnostics monitoring and adherence to AMM. Customer’s refusal to comply with the Customer Program Manager’s recommendations shall not be considered a default on the part of Customer, but may effect whether the relevant Services are covered under Article 3 or Article 4, as mutually determined by the Parties.

7.2     Workscope. Prior to Induction, GE will prepare a Workscope and provide it to Customer for approval.

7.3    Line Maintenance. Customer will provide all line maintenance and repair and line station support, consistent with Customer’s historical maintenance practices and OEM recommendations.

7.4    Monitoring Equipment. Customer will provide an automated method to transfer operational and maintenance data to GE for the monitoring and diagnosis of Engine condition. If the aircraft is equipped with air-to-ground equipment such as ACARS, then Customer will forward the data directly to the GE SITA/ARINC address. If air-ground equipment is not available, GE will work with Customer to establish an alternate electronic means of providing this data.

7.5    Designated Repair Station. The Designated Repair Station (“DRS”) will be Strother. GE may change the DRS upon Customer’s prior written consent which shall not be unreasonably withheld or

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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delayed. Upon such change, the Parties agree to discuss in good faith and mutually agree upon the details of such change in writing, including the effect of such change on fees and duties payable by Customer. GE may provide Services at a location other than a Repair Station including performance of repairs on-wing or on-site with Customer’s prior written consent. If GE changes the DRS or performs services other than at the DRS, Customer’s obligations under this Agreement will be no greater than if Services were performed at the original DRS.

7.6    Subcontracting. All Services performed under the Agreement will be performed by GE or its designated subcontractors at maintenance and repair facilities that are properly licensed and certified by the AAA to perform the Services. GE will obtain Customer’s prior written consent, which shall not be unreasonably withheld or delayed, prior to subcontracting Services on an entire Engine assembly. For individual components of the Engine subcontracted out for Service and returned separately from the Engine assembly directly to Customer by a subcontractor, GE shall be required to obtain prior written consent to subcontract Service and the subcontractor shall be on Customer’s AVL. However, GE shall not be required to obtain Customer’s consent to subcontract Services on individual components of an Engine. If GE does subcontract Services, the Customer obligations under this Agreement will be no greater than if such Services were performed at the DRS or directly by GE. Customer will, at its sole expense, have the right to review GE's quality system audit report(s) for such subcontractor(s). Subcontracting of any Services and/or component part replacement/repair will not relieve GE of its performance obligations set forth in this Agreement.

7.7    Parts Replacement Procedures.

a.
Missing Parts at Delivery. Upon Delivery, GE will promptly notify Customer of any components or LRUs missing from Engines. GE will replace such missing items at Customer’s expense as Supplemental Work Services, unless Customer notifies GE in writing within a reasonable period of time of receiving GE’s notice that Customer wishes to furnish such missing items within a period to be mutually agreed.

b.
Parts Replacement. GE will determine which parts are required to perform the Services and will provide all parts and materials (new or used Serviceable, including use of Rotable Parts) required to accomplish the Services. Each used Serviceable part will be a GE part of a similar age, value and utility to the removed part. Additionally, each used Serviceable part shall not have been exposed to past accident or incident and such transfer/exchange shall not result in a de-compliance with any SB. GE may issue compatible parts from GE's Rotable Parts inventory to replace Customer's parts requiring Services. Customer agrees to accept compatible Rotable Parts that are in compliance with the Workscope. GE agrees to utilize Customer’s tracked parts list as parts that require Customer approval prior to replacement with used or Rotable Parts.

c.
Life Limited Parts. GE will replace[***] upon Customer’s instruction to do so, any LLP that GE receives without the required records. Prior to replacing such LLP, GE will notify Customer of any missing (or incomplete) records and allow Customer two (2) business days to acknowledge and forward such missing or incomplete records. If GE does not receive the relevant records within two (2) business days, the time period set forth in the TAT Guarantee in Article 8.4 shall be extended by the number of additional days it takes Customer to provide the records or consent to replace the LLP.

d.
Customer Furnished Equipment (“CFE”). For Supplemental Work only, upon GE’s prior approval on a case-by-case basis (which approval shall not be unreasonably conditioned, withheld, or denied), Customer may supply parts to GE as CFE, if such parts are: (A) GE parts; (B) consistent with the approved Workscope; (C) provided with an AAA serviceability tag; and (D) ready for immediate use. [***]. CFE approved in accordance with this Article 7.7(d) shall constitute GE-approved parts of the purposes of this Agreement.

e.	[***]

f.	Scrapped Parts. GE will dispose of all Scrapped Parts [***] in accordance with Article 7.7(e) above, at its sole expense and without any further adjustment to Customer.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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ARTICLE 8 – WARRANTY & GUARANTEES

8.1    Workmanship Warranties.

a.	Services Warranty

Rate Per EFH Services and Supplemental Work Services performed shall be free from defects in workmanship. The warranty for defects in workmanship for Engines Serviced will be continuation of Services for the balance of the Term of the Agreement.

For Engines repaired and Redelivered within [***] months preceding expiration of this Agreement, if Customer claims a defect in workmanship, warranty will be either [***] months or [***] EFH following Redelivery, whichever comes first, and 1) Customer provides written notice to GE of such defect within thirty (30) Days of its discovery, and 2) Customer ships to GE the part or component which gives rise to the claim at GE’s cost, or, in cases in which shipment is commercially impracticable, makes such part or component reasonably available to GE’s personnel for inspection, and 3) GE reasonably establishes that Customer’s claim is correct, GE will provide the following:

(i)
Repair or replacement of such defective workmanship as well as any additional parts or components adversely affected because of the defect in workmanship, using GE’s own employees or subcontractor (subject to Article 7.6) or, upon prior written approval from GE, pay Customer’s reasonable, direct costs for such repairs, but in no event shall such costs exceed GE’s internal costs of repair of the same or reasonably similar repair;

(ii)	reimburse Customer for transportation expenses (in both directions, as required) reasonably incurred and adequately documented by Customer in connection with the warranty claim; and

(iii)	a lease engine, pursuant to Article 3, if a warranty event causes an AOG situation that requires a lease engine.

The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

b.	Conditions and Limitations – Applicable to Services Warranty

Any warranty for Engines or parts, LRUs, components and material thereof, including the design, material or engineering defects of a manufacturer, will be the warranty, if any, of the manufacturer of such Engines or parts, LRUs, components or material thereof.

The foregoing will constitute the sole remedy of Customer and the liability of GE for defective workmanship relative to Customer’s Engines, subject to the coverage described in Article 8. The liability of GE connected with or resulting from the Services warranty will not in any case exceed the limitations set forth in Exhibit J. In no event will GE be liable for any special, expectation, consequential, incidental, resultant, indirect, punitive or exemplary damages (including loss of use, loss of profit or loss of revenue in connection with the Engines).

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE).

8.2    Assignment of Warranties. Customer will assign to GE all applicable Engine warranties and guarantees using the Designation Letter attached as Exhibit K. Upon execution of Exhibit K, GE shall not charge Customer for any Supplemental Work Services covered under the applicable Engine warranties. Upon termination or expiration of the Agreement, any such remaining warranties will be reassigned to Customer.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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8.3    Pre-existing Warranties. Customer will ensure that any requested repair of an Engine, accessory or component that is covered under a third-party warranty that is not assigned to GE will be performed directly by that person at no expense to GE. Notwithstanding the above, GE may accept a purchase order for the time and material repair of a warranted item from Customer or the person giving the warranty.

8.4    [***]

ARTICLE 9 – DELIVERY/REDELIVERY

9.1    Delivery. All Engines to be Serviced will be Delivered by Customer to GE. Such Engines will be shipped within [***] following removal from the aircraft or as otherwise agreed by the Parties. Customer will not Deliver piece parts or components for repair separate from Customer’s Engine without GE’s written consent. Risk of loss to the Engines shall transfer to (i) GE upon Delivery and (ii) Customer upon Redelivery.

9.2    External Engine Configuration. Prior to the first shop visit under this Agreement, the Parties shall agree upon an external Engine configuration specification. Upon Delivery of each Engine thereafter, GE will notify Customer of any deviations from the configuration specification of Engines Delivered for Service, and GE and Customer will work to resolve the deviations.

9.3    Engine Documentation. Upon Delivery of each Engine, Customer will provide to GE the information and records set forth in the Procedures Manual. Customer's failure to timely furnish the required information may delay Induction of the Engine for Service and may cause an Excusable Delay for purposes of this Article 9.3, furnishing the required information within [***] of the Engine pickup date shall be considered timely).

9.4    Packaging. Customer is responsible for all packaging, labeling and associated documentation of the Engine at Delivery, in accordance with the International Civil Aviation Organizations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 48 CFR 171-180. If required by applicable law or regulations, Customer will further provide a material safety data sheet to GE at Delivery of the Engine indicating any substances contained within the Engine to be consigned. Customer will indemnify, defend and hold harmless GE from all or any claims, liabilities, damages, judgments, costs, penalties, fines and/or any punitive damages imposed, alleged, or assessed by any third party against GE and caused by and to the extent of Customer's non-compliance with this Article 9.4.

9.5    Shipping Stands. Customer will provide and maintain all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package the Engine for Redelivery. GE will use commercially reasonable efforts to return each engine stand to Customer with the Engine it was originally delivered with to GE. However, in no event will GE return an engine stand to Customer that is not owned by Customer, unless otherwise agreed to between the Parties.

Customer has overall responsibility for procurement, tracking, certification and maintenance of Customer-owned shipping stands, tooling and other ground handling equipment. Customer shall ensure shipping stands have been properly inspected, serviced and maintained before delivery to GE.

9.6    Redelivery. After completion of Services, GE will prepare and package the Engine for Redelivery to Customer, in accordance with the ICAO Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 48 CFR 171-180. If required by applicable law or regulations, GE will further provide a material safety data sheet to Customer at Redelivery of the Engine indicating any substances contained within the Engine to be consigned. GE will indemnify, defend and hold harmless Customer from all or any claims, liabilities damages, judgments, costs, penalties, fines and/or any punitive damaged imposed, alleged by a third party against Customer and caused by and to the extent of GE’s non-compliance with this Article 9.6.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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ARTICLE 10 – ADDITION OF ENGINES

10.1    Addition of Engines. Customer and GE may agree to amend Exhibit B to add New Engines and Used Engines to the Agreement after the Effective Date. For each such added Engine, Customer will provide information, including, but not limited to, Engine serial number, aircraft tail number, previous operator, current owner, operating time and flight cycles since new and, if applicable, operating time and flight cycles since last shop visit, shop visit reports, Static Temperature Adjusted to Sea Level information for the engine, historic derate information and thrust rating to be used.

a.	[***]

b.	[***]

10.2    Adjustment of Rate. [***] The adjusted Rate Per EFH will be incorporated into the Agreement by way of amendment and Customer will pay the adjusted Rate Per EFH (which may be higher or lower) for all EFH incurred by all Engines from the date such added Engine enters the Agreement.

10.3    [***].

ARTICLE 11 – REMOVAL OF ENGINES

11.1    Removal of Engines. Customer may remove Engines from this Agreement upon advance written notice if Customer is no longer operating the Engines and is no longer responsible for maintenance of the Engines for the following reasons:

a.	sale or other transfer to an unaffiliated third party;

b.	Return of Engine to the Lessor;

c.	If the Engine has been reasonably determined to be BER; or

d.	Any other reason agreed to between the Parties.

In all cases of Engine removal, Customer shall confer with GE to determine which Engine(s) will be removed but in the case of disagreement, Customer will have final decision regarding removal. Any Engine removal will be subject to reconciliation provisions set forth below.

11.2    Reconciliation.

a.	If a removed Engine has not undergone a shop visit for Rate Per EFH Services, GE [***] to Customer within thirty (30) Days of such Engine’s removal, [***].

b.
If a removed Engine has undergone at least one shop visit for Rate Per EFH Services, GE will calculate the total cumulative charges for all Rate Per EFH Services provided for such removed Engine [***].

11.3    Adjustment of Rate. [***]. The adjusted Rate Per EFH will be incorporated into the Agreement by way of amendment and Customer will pay the adjusted Rate Per EFH for all EFH incurred by all Engines from the date of the Engine removal.

ARTICLE 12 – TERMINATION

12.1    Insolvency. Either Party may immediately terminate or suspend performance of all or any portion of this Agreement if the other Party: (A) makes a general assignment, arrangement or composition with or for the benefit of creditors due to its inability to make timely payments of its debts; (B) enters into bankruptcy or liquidation, whether voluntary or involuntary and if involuntary, the related proceeding is not dismissed, discharged, stayed or restrained in each case within thirty (30) Days; (C) becomes insolvent;

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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or (D) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, Customer will not be relieved of its payment obligation(s), for Services rendered by GE hereunder except to the extent such payment obligation(s) are adjusted or excused by a court or governmental authority with jurisdiction.

12.2    Customer’s Approved Vendor List. If at any time during the Term of this Agreement, a DRS fails to remain on Customer’s Approved Vendor List, Customer may terminate this Agreement immediately after providing 30 days written notice to GE and conducting good faith discussions for a period of seven (7) Days to resolve the matter.

12.3    Material Provisions. Either Party may terminate this Agreement upon ninety (90) Days written notice to the other for failure to comply with any material provision of this Agreement, unless the failure will have been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such ninety (90) Days. The ninety (90) Day cure period provided in this Article 12.3 shall not be applicable if a Party claims a right to terminate under a provision other than this Article 12.3 which does not provide for a ninety (90) Day cure period.

12.4    Termination for Systemic Failures. If, during any rolling [***] period following [***], GE demonstrates a pattern of systemic failure in the performance of Services under the terms of this Agreement that results in Customer experiencing significant operational or financial harm, which Customer substantiates through written documentation, and if GE does not produce, within 30 Days, an executable plan to cure such failure within 60 Days, then Customer may terminate this Agreement after providing 90 Days written notice to GE.

12.5    Maximum Removals. If the number of Engines decreases to [***], GE may terminate this Agreement after providing 30 days written notice to Customer and conducting good faith discussions for a period of seven (7) Days to resolve the matter.

12.6    Payment for Services Performed. In the event of termination of this Agreement for any reason (subject to GE performance pursuant to Article 12.7), Customer will pay GE, in addition to any other remedy allowable under this Agreement or applicable law, for all Services or work performed by GE up to the time of such termination under the applicable terms and prices of this Agreement together with any service credits required to be repaid in accordance with Article 5.6 or offset by any Customer service credits that remain outstanding pursuant to Article 5.6 of this Agreement. [***].

12.7    Work in Process, Redelivery of Customer’s Engines. Upon the termination or expiration of this Agreement, GE will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that Customer (a) continues to pay all undisputed charges in accordance with Customer’s payment obligations in this Agreement and (b) has returned all lease engines provided under this Agreement. Notwithstanding the foregoing, the Customer shall not be obligated to pay for work performed for Services rendered if Customer disputes such payment in good faith, as set forth in Article 6. Upon the termination or expiration of this Agreement and Customer’s payment of undisputed charges, GE shall return to Customer any remaining credits and refunds due Customer pursuant to Article 5.6.

ARTICLE 13 – REPRESENTATIONS

13.1    Customer represents to that it is a corporation, duly organized, validly existing and in good standing under the laws of State of Delaware. GE represents that it is a limited liability company, duly organized, validly existing and in good standing under the laws of State of Delaware.

13.2    Customer and GE each represent that the execution and delivery of this Agreement has been duly and validly authorized by all requisite action on their part. This Agreement has been duly executed and delivered on behalf of each of Customer and GE, and constitutes a legal, valid and binding obligation of each of Customer and GE enforceable in accordance with its terms.

13.3    Customer and GE each represent that they have had an opportunity to review this Agreement and consult with legal counsel prior to execution, and the final form of this Agreement is the result of good

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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faith, arms’ length negotiations. Customer and GE each represent that this Agreement is fair and commercially reasonable, and is an ordinary maintenance agreement in their respective industries. Customer further represents that this Agreement is supported by mutual consideration and promises that benefits Customer even though GE may only be required to provide minimal Service during any given month. Similarly, GE represents that this Agreement is supported by mutual consideration and promises that benefits GE even though GE may be required to provide extensive Service during any given month.

ARTICLE 14 – GENERAL TERMS AND CONDITIONS

The General Terms and Conditions are set forth in Exhibit J.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and the year first above written.

GE ENGINE SERVICES, LLC	JETBLUE AIRWAYS CORPORATION
/s/ Roy Gozum	/s/ Mark D. Powers
Signature	Signature
Roy Gozum	Mark D. Powers
Printed Name	Printed Name
GM, Business Operations	EVP, CFO
Title	Title
June 6, 2013	June 6, 2013
Date	Date

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT A: DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Agreement but not otherwise defined in this Agreement will have the following meanings:

“ADM” - Average daily minimum temperature by airport as such data is set forth in the Boeing Aircraft Company Red Book.

“Agreement” - This Rate Per EFH Engine Services Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits.

“Aircraft Accident” - An occurrence caused by the operation of an aircraft in which any person suffers a fatal injury or serious injury as a result of being in or upon the aircraft or by direct contact with the aircraft or anything attached to the aircraft, or in which the aircraft receives substantial damage or a third party’s property is damaged in any way.

“Aircraft Incident” - An occurrence, other than an Aircraft Accident, caused by the operation of an aircraft that affects or could affect the safety of operations and that is investigated and reported.

“Airworthiness Directive” or "AD" - A document issued by the AAA having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

“Approved Aviation Authority” or “AAA” - As applicable, the Federal Aviation Administration of the United States (“FAA”), the European Aviation Safety Authority (“EASA”) or, as identified by Customer and agreed in writing by GE, such other equivalent foreign aviation authority having jurisdiction over the performance of Services provided hereunder.

“Approved Vendor List” or “AVL” – Customer’s internal list of approved vendors as outlined in Customer’s General Maintenance Manual (“GMM”) which meets or exceeds the quality and/or performance standards of Customer during the Term of this Agreement. Customer has sole discretion as to which vendors are on the AVL and the duration of the time that each vendor remains on the AVL.

“Beyond Economic Repair” or “BER” - When the cost, calculated on a Supplemental Work Services basis, to restore an Engine or parts to the requirements of the repair specification or Worskscope [***].

“Campaign Change” – shall mean a program for the modification, substitution, or replacement of a part or parts in a group of similar engines when designated as a “Campaign Change” in writing by GE, and is offered to the Customer on condition that the change will be accomplished by Customer in accordance with the instructions of GE. Removal of part from service because of a cyclic or hourly limitation does not constitute a campaign change of that part unless otherwise notified to Customer by GE.

“CLP” - The manufacturer's Current catalog or manufacturer’s Current list price pertaining to a new Engine or part thereof.

“Current” - As of the time of the applicable Service or determination.

“Day” - Calendar day unless expressly stated otherwise in writing. If performance is due on a recognized U.S. Federal public holiday, performance will be postponed until the next business day.

“Delivery” - The point in time when Customer makes Engine, together with all applicable records and required data, available for pick up by GE at Customer’s Primary Hub or other designated location, as agreed upon by the Parties pursuant to Article 3.3. If applicable, Customer is responsible for importing and exporting the Engine and any customs duties and related fees. Risk of loss passes to GE at the time of loading by GE’s designated carrier. "Deliver" will mean the act by which Customer accomplishes Delivery.

“Designated Repair Station” or “DRS” - The primary Repair Station referred to in Article 7.5 or otherwise designated by GE pursuant to Article 7.5, where GE performs Services on Engines.

“Dollars” or “$” - The lawful currency of the United States of America.

“Engine” - Each bare engine assembly or, as applicable, Engine module, which is the subject of this Agreement and identified in Exhibit B, including its essential LRU’s, controls, accessories and parts as described in the engine manufacturer's specification manuals.

“Engine Flight Hour” or “EFH” - Engine flight hour expressed in hourly increments of aircraft flight from wheels up to wheels down.

“Foreign Object Damage” or "FOD" – Damage to any portion of the Engine caused by impact with or ingestion of a non-Engine object such as birds, hail, ice or normal runway debris. FOD may be further classified as a “Major FOD”, which means FOD that causes an out of limit condition per the Aircraft Maintenance Manual, and which, either immediately or over time, requires the Engine to be removed from service or prevents the reinstallation of the Engine.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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[***]

“Induction” - The date work commences on the Engine at the DRS when all of the following have taken place: (i) GE’s receipt of the Engine and required data; (ii) Parties’ approval of the Workscope; (iii) Parties’ agreement on use of the Customer Furnished Equipment; and (iv) receiving inspection (including pre-testing if needed).

“Lease Agreement” – A lease agreement entered into between GE’s designated lessor and Customer, in connection with a lease engine pursuant to Article 3.4.

“Life Limited Part” or "LLP"- A part or component with a limitation on use established by the OEM or the AAA, stated in cumulative EFH or cycles.

“Line Replaceable Unit” or “LRU” - A major control or accessory that is mounted on the external portion of an Engine, which can be replaced while the Engine is on-wing.

“New Engine” - An Engine which has not undergone a shop visit, which has less than 100 EFH since new and which contains only GE approved parts and GE approved repairs.

“OEM” - The original manufacturer of an Engine or part thereof.

“Performance Restoration” - The Services performed during a shop visit in which, at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished, consistent with the Workscope.

“Price Adjustment Matrix” - The matrix set forth on Exhibit D by which the Rate Per EFH is adjusted based on Customer’s operating parameters.

“Primary Hub(s)” – has the meaning set forth in Article 3.3.

“Procedures Manual” - A separate document, not part of this Agreement, which provides detailed procedures and guidance for the administration of the Agreement. In case of conflict between the Procedures Manual and the Agreement, the Agreement will prevail.

“Qualifying Shop Visit” or “QSV” - A Repair Station visit during which the initial Performance Restoration is performed on an Engine on a Supplemental Work Services basis and which shall include the removal of all non-GE parts and non-GE approved LRU’s, parts and repairs. The purpose of the Qualifying Shop Visit is to qualify such Engine for the Rate Per EFH fixed rate pricing for subsequent shop visits.

“Rate Per EFH” - The Rate Per EFH as set forth in Article 5.

“Rate Per EFH Services” - Those Services provided pursuant to Article 3.1.

“Rate Per EFH Payments” - Any payments made pursuant to Article 6.

“Rate Per EFH Shop Visit” – Has the meaning ascribed in Article 3.1.

“Redelivery” - The shipment of a Serviceable Engine with legally required certifications by GE pursuant to Article 3.3. GE will accomplish Redelivery when Engine is placed at the disposal of Customer ready for unloading at Customer’s Primary Hub or other designated location as agreed to by the Parties pursuant to Article 3.3. Risk of loss passes to Customer following unloading and upon completion of visual inspection and records review. Should the act of Redelivery require export of the Engine, GE shall be responsible for export. Customer shall be responsible for import of the Engine if Redelivery is not accomplished at a Primary Hub. "Redeliver" will mean the act by which GE accomplishes Redelivery.

“Removal Schedule” - The schedule jointly developed by GE and Customer for Engine removals.

“Repair Station” - One or more of the repair facilities owned by GE or its affiliates, now or in the future, which are certified by an appropriate AAA to perform the applicable Service hereunder. A list of such repair facilities will be provided upon request.

“Repairable” - Capable of being made Serviceable.

“Rotable Part” - A new or used Serviceable part drawn from a common pool of parts used to support one or more customers. A Rotable Part replaces a like part removed from an Engine when such removed part requires repair.

“Scrapped Parts” - Those parts determined by GE to be Unserviceable and BER.

“Service(s)” - With respect to an Engine or part thereof, all or any part of those maintenance, repair and overhaul services provided under this Agreement as either Rate Per EFH Services or Supplemental Work Services. “Serviced” will be construed accordingly.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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“Service Bulletin” or "SB" - The document issued and identified as a Service Bulletin by an OEM to notify the operator of modifications, substitution of parts, special inspections, special checks, amendment of existing life limits or establishment of first time life limits, or conversion of an Engine from one model to another.

“Serviceable” - Meeting all OEM and AAA specified standards for airworthiness.

“Static Temperature Adjusted to Sea Level” - The twelve (12) month rolling average of total air temperature data collected at every available take-off using snapshot data, adjusted in each case to zero aircraft speed and sea level elevation; provided that (i) in the event take-off snap shot data is not available, static airport temperature and airport altitude shall be obtained from the ADM database using Customer airport city-pair data, adjusted in each case to sea level elevation, and (ii) the ADM database shall be used for the first twelve (12) months of this Agreement or until twelve (12) months of take-off snapshot data is available, whichever is first to occur.

“Supplemental Work Services” - Those Services provided pursuant to Article 4.

“Take-Off Derate” - a percentage calculated using the following formula:

((Full Rated Thrust - Actual Thrust) / Full Rated Thrust) X 100

where:

(a)	“Full Rated Thrust,” the maximum thrust available for take-off, is a function of altitude, mach number, Static Temperature Adjusted to Sea Level and bleed settings; and

(b)	“Actual Thrust” is a function of runway length, runway condition, gross weight of the aircraft and wind direction.

“Unserviceable” - Not meeting all OEM and AAA specified standards for airworthiness.

“Used Engine” - An Engine which has undergone a shop visit or which has more than 100 EFH since new.

“Workscope” - The document written by GE and approved by Customer describing the prescribed repair or approach to repair of an Engine, including appropriate reliability and performance enhancements.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT B: ENGINES COVERED

[***]

Engine Serial Numbers (ESNs) listed below may be modified by future acquisition/disposition and shall be updated and amended to this Agreement two times per Calendar year by June 30 and December 30 annually.

424112	994129	994178	994273	994696
424113	994130	994179	994274	994718
424132	994134	994180	994283	994719
424137	994135	994188	994284	994720
424165	994136	994189	994294	994726
424166	994141	994191	994310	994727
424223	994142	994196	994311	994728
424225	994143	994197	994343	994729
424250	994144	994198	994344	994855
424252	994147	994201	994388	994879
424273	994148	994202	994389	994880
424275	994155	994205	994427	994881
424286	994157	994206	994428	994882
424294	994159	994207	994506	994919
424302	994160	994212	994508	994925
424313	994162	994217	994512	994926
424394	994164	994226	994513	994935
424395	994167	994228	994589	994948
994123	994168	994238	994590	424440
994124	994169	994251	994645	424449
994125	994171	994254	994647	424498
994126	994175	994264	994659	424499
994127	994176	994265	994664	424531
994128	994177	994266	994695	424534
				424546
				424550

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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New A/C Deliveries (ESNs to be determined)		Spare Engine Deliveries: (ESNs to be determined)
Date	Qty	Date	Qty
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT C: RATE ADJUSTMENT

The Rate Per EFH will be adjusted for fluctuation of the economy as described below:

Year of Operation (“YO”) will be identified as a given year of calendar operation. The prices for any YO will be adjusted in accordance with the following formula:

Pn = BP x (1 + Composite Index YO)

Where: Pn = Invoice Price for YO
BP = Base Price as stated in Article 5.1 above.

Composite Index YO =[***]

Labor Index YO = [***]

Where: [***]

The calculation of Pn for any YO will be made effective January 1 of the YO. If the Rate Per EFH adjustment, as calculated by the formula above, is a negative number, the adjustment to the rate Per EFH shall be deemed to be zero (0).

Labor Index = the twelve (12) point weighted average of ECI 336411W" Labor Index (North American Industrial Classification System (NAICS) Code 336411, (BLS code: CIU2023211000000I), base month and year December 2005 = 100), as published by the Bureau of Labor Statistics, U.S. Department of Labor, rounded to the second decimal place, for the twelve (12) month period ending on the last day of June of each year. Should the U.S. Department of Labor revise the methodology used for the determination of the values to be used to determine this index, cease publishing this index, or for any reason has not released values needed to determine the applicable price adjustment, GE will select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations. Appropriate revisions of the formula will be made as required to reflect any substitute values.

[***]

*North American Industrial Classification System (NAICS) Code 336411 (BLS code: CIU2023211000000I), base month and year December 2005 = 100 is a definition reference to the Employment Cost Index current baseline issued by the Bureau of Labor Statistics.  Beginning with estimates for March 2006, several changes were introduced to the ECI. These include changes to the industry and occupational classification systems, reweighting employment counts, and rebasing the index numbers.  This is referenced in the contract only to establish the baseline in the case that the government stops issuing the index and we have to re-baseline the contract to another index.

The calculation within the contract will be based on the contract base year as indicated in the formula example.

Labor Index YO = [***]

Where:        [***]

Pricing Escalation.  [***] the Rate per EFH pricing is subject to economic price adjustments each year in accordance with the Composite Index per this Exhibit C.   For annual changes in the Composite Index greater than or equal to [***] and less than or equal to [***], the Rate Per EFH will be adjusted by [***].  For annual changes in the Composite Index greater than [***], the Rate Per EFH will be adjusted by [***].

For example:
(1) if the change is [***]%, Customer pays  [***];
(2) if the change is [***]%, Customer pays [***]% adjustment;
(3) if the change is [***]%, Customer pays [***]% adjustment; and
(4) if the change is [***]%, Customer pays an adjustment of [***].

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT D: PRICE ADJUSTMENT MATRIX

When the actual operating parameters do not precisely equal the values on the tables severity will be calculated by performing linear interpolation within the tables’ closest stated values to the actual operating parameters. Two dimensional linear interpolation will be applied, as necessary, to the flight leg and derate tables and then between the Utilization tables and Static Temperature Adjusted to Sea Level tables. The resultant severity value will be rounded to 4 decimal places. The final severity applied will be the product of these severity values rounded to 4 decimal places.

Should Customer’s actual operating parameters go beyond the furthest points of the table provided. GE shall adjust the table to cover Customer’s updated operating parameters. Such adjusted table will be applied retroactively to the time Customer’s operating parameters moved beyond the points provided and, if applicable, GE shall invoice or provide a credit to Customer for any amounts that would have been applicable if the rates on such table had been in effect at the time the flight hours were incurred.

SPACE LEFT BLANK INTENTIONALLY

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT E: SUPPLEMENTAL WORK PRICING

1. Direct Labor Charges at the DRS: Charged in accordance with the Fixed Price Labor set forth in this Exhibit G.

2. All Other Labor Charges Not Specified in this Exhibit G US$[***] per labor hour

3. Charges For Parts and Material (GE furnished, unless stated otherwise)
Type Of Material	Price	[***]
[***]	[***]	[***] [***] [***]

Type Of Material	Price	[***]
[***]	[***]	[***] [***] [***]

6. Component And Accessories Repair Charges: Per the GE Component Repair Directory or, if the GE Component Repair Directory is not available, [***].

4. 7. Test Cell Usage Charges: [***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT F: SUPPLEMENTAL WORK PRICING – ANNUAL ADJUSTMENT

1. Basis: All prices are stated in 2013 United States Dollars and are effective through December 31, 2013.

2.    Escalation of Hourly Labor Rates, Fixed Price Labor Charges and Test Cell Usage Charges:

On January 1, 2014 and every January 1 of successive years, hourly labor rates, fixed price labor charges and test cell usage charges set forth in the following pricing schedules will be adjusted by an amount equal to [***]; provided however, that any actual percentage change which is less than zero (0) will, for purposes of this Agreement, be deemed equal to zero (0). Should the U.S. Department of Labor revise the methodology used for the determination of the values to be used to determine this index, cease publishing this index, or for any reason has not released values needed to determine the applicable price adjustment, the parties will agree on selection of a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations. Appropriate revisions of the formula will be made as required to reflect any substitute values. Each such increase will be effective as to Services performed on or after the relevant change date.

3. Escalation of [***] [***] Each such increase will be effective as to Services performed on or after the relevant change date.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT G: SUPPLEMENTAL WORK SERVICES PRICING – FIXED PRICE LABOR SCHEDULE

CF34-10 Fixed Price Labor Schedule
ENGINE		Standard Tasks Fixed Price
72-00-00	[***]			[***]
72-00-00	[***]			[***]
72-00-20	[***]			[***]
72-00-30	[***]			[***]
72-00-40	[***]			[***]
72-00-50	[***]			[***]
72-00-55	[***]			[***]
72-00-63	[***]			[***]
72-00-62	[***]			[***]
72-00-00	[***]			[***]
72-00-00	[***]			[***]
Workscope Level Fixed Price
		Minimum	Performance	Full
[***]
[***]	[***]	[***]	[***]	[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT H: ONWING SUPPORT

COVERED SERVICES

1.
GE On Wing Support, Inc., will provide on wing support technicians, along with special tooling, to perform flight-line services, on wing and off wing inspection, maintenance, and repair of Engines as specified in a mutually executed work order by Customer. Such Engine support services may be provided, as designated by Customer and agreed by GE at Customer’s facilities or at repair facilities owned by GE On Wing Support, Inc. or its affiliates. GE On Wing Support, at their sole discretion, may Subcontract or Assign Services to any provider that is properly certified and rated by the Approved Aviation Authority. All Services provided shall be in accordance with its standard commercial quality control policies, procedures, and practices. A turn-time estimate for each workscope for acceptance by Customer prior to beginning of Services will be provided.

2.	Services performed to avoid a Rate per EFH Shop Visit, per mutual agreement of the Parties, will be performed at no charge to the Customer.

3.	For services performed at Customer option on a supplemental basis, such services will be priced as set forth in Fixed Workscope Pricing below.

SUPPLEMENTAL FIXED WORKSCOPE PRICING

Fixed prices for Workscopes provided by GE On Wing Support, Inc. [***]. It does not include consumables or other charges that may be applicable. Prices are stated in year [***] U.S. Dollars and will remain in effect for the specified calendar year. After the initial term, GE On Wing Support will quote its Current list prices. Prices will escalate at [***]. GE On Wing Support reserves the right to adjust certain line items at a rate other than per the agreed escalation formula. Where such adjustment takes place, the customer will be notified prior to implementation of the revised price list.

THIS SPACE BLANK INTENTIONALLY

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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GE PROPRIETARY INFORMATION

CF34-10 ONWING SUPPORT Fixed Workscope Pricing
[***]
$USD
SPN	Replacement of:
[***]	[***]	[***]

Borescopes:
[***]	[***]	[***]

Other Workscopes:
[***]	[***]	[***]

	CF34-10 Pricing Update as of:	[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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Other pricing applicable for Engine maintenance provided by GE On Wing Support, Inc. which, for the avoidance of doubt shall be pre-approved in writing by Customer and which shall be documented by GE:

A.    Workscope Pricing and Deployment

1)	Customer signature on quote and Work Authorization is required prior to deployment by GE On Wing Support.

2)
If additional workscopes not listed in the fixed price workscope schedule are required, they will be priced and quoted and approved prior to beginning of work. The fixed rate workscope schedule pricing covers all technician repair activity, preparation and deprep requiring normal manpower and tooling in normal work conditions. Reasonable additional charges may apply for unusual engine or work conditions.

If required, Customer shall reasonably assist GE On Wing Support in obtaining the necessary Approved Aviation Authority approval equivalent to the terms of approval already granted to GE On Wing Support by the FAA to carry out any necessary on-wing repair or other maintenance service. GE On Wing Support must receive any such required approval prior to the commencement of Service.

3)	For Services performed at a location other than a station owned by GE On Wing Support, Inc. at the direction of Customer, [***]

a)	[***]

b)	[***]

c)	[***].

4)	Should a delay outside the control of GE On Wing Support, Inc. occur which results in technician idle time necessitating an additional unplanned overnight stay, [***].

5)	Engine Unloading/Loading/Prep-To-Ship Fee is applicable to all engines that must be unloaded and prepped for shipment by OWS.

6)	Parts ordered for agreed workscope will be per standard Unit Pack Quantity (UPQ); parts not consumed as part of the agreed workscope will be turned over to Customer.

7)
When GE OWS agrees to deploy technicians to facilities designated by Customer, it may, at its option, make arrangements to provide security for its and its affiliates’ employees to the extent it views it necessary to meet a potential security threat or situation. Customer agrees to bear all reasonable additional cost for security arrangements.

B.    Material and Subcontractor

1)	GE On Wing Support, Inc. furnished material or subcontracted services required for Services performed on Customer’s equipment at the direction of Customer [***].

2)	Customer furnished material will [***].

C.    Warranty
As covered under Article 8 of the Agreement.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT I: LINE REPLACEABLE UNITS

The following list contains LRU that are repaired and inclusive under Rate Per EFH Services in accordance with Article 3.1(e).

This list shall include any subsequent P/N’s replacing those on the list below.

Package	Component	QPE	Classification	Latest Part Number	Shop Support (Y/N)
Basic Engine	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	2	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	2	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	1	Basic Engine	[***]	Y
	[***]	2	Basic Engine	[***]	Y

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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[***]	1	Basic Engine	[***]	Y
[***]	1	Basic Engine	[***]	Y
[***]	2	Basic Engine	[***]	Y
[***]	2	Basic Engine	[***]	Y
[***]	2	Basic Engine	[***]	Y
[***]	1	Basic Engine	[***]	Y
[***]	1	Basic Engine	[***]	Y
[***]	20	Basic Engine	[***]	Y

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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EXHIBIT J: GENERAL TERMS AND CONDITIONS

1.0     LIMITATION OF LIABILITY AND INDEMNIFICATION

1.1    Total Liability. The total liability of GE for any and all claims, whether in contract, warranty, tort (including negligence but excluding willful misconduct, gross negligence, and recklessness), product liability, patent infringement or otherwise, for any damages arising out of, connected with or resulting from the performance or non-performance of any Service or from the manufacture, sale, Redelivery, resale, repair, overhaul, replacement or use of the Engine or any item or part thereof[***]. Notwithstanding the foregoing, in no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence but excluding, willful misconduct or recklessness), product liability, or otherwise, for any special, consequential, incidental, resultant or indirect damages, (including, without limitation, loss of: use, profit, revenue or goodwill) or punitive or exemplary damages. In no event will GE have any liability hereunder, whether as a result of breach of contract, warranty, tort (including negligence), product liability, patent liability, or otherwise, for the design, material, workmanship, engineering defects or product liability and any damages whatsoever, including damages to personal property and for personal injury or death, caused in any way by the manufacturer of an Engine, or the parts, LRU’s, components or material, thereof, or related thereto. In no event will the limitation of liability provided in this Section 1.1 to any extent or in any manner limit the ability to recover against GE if and to the extent Customer incurs a loss or liability to a third-party directly arising out of the performance or non-performance of a Service or from the manufacture, sale, Redelivery, resale, repair, overhaul, replacement or use of the Engine or any item or part thereof.

1.2    In the event Customer uses non-GE parts or non-GE approved LRU’s, parts or repairs in an Engine and such LRU’s, parts or repairs are the sole cause of personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless GE from all claims and liabilities associated therewith, The preceding indemnity shall apply whether or not GE was provided a right under the Agreement to remove such LRU’s, parts or repairs, and irrespective of the exercise by GE of such right.

1.3    Definition. For the purpose of this Article 1, the term "GE" is deemed to include GE and its parent and affiliated companies and the directors, officers, employees, agents and representatives of each.

2.0EXCUSABLE DELAY

2.1    Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes will be conclusively deemed to include, but not be limited to: [***] (each an “Excusable Delay”). The time of performance shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay.

2.2    Continuing Obligations. Section 2.1 will not, however, relieve either Party from using its best commercial efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. During the period of an Excusable Delay, GE will have the right to invoice Customer for Services performed, and Customer will pay all such invoices net thirty (30) Days.

2.3    Extended Delay Termination. If delay resulting from any of the foregoing causes extends for more than six (6) months and the Parties have not agreed upon a revised basis for continuing the Services, including any adjustment of the price, then either Party, upon sixty (60) Days written notice to the other, may terminate the performance of Services with respect to the Engine for which Services were delayed.

3.0    NOTICES

3.1     Acknowledgment. All notices required or permitted under this Agreement will be in writing and will be delivered personally, via first class return receipt requested mail, by facsimile, by courier service, or by express mail, addressed as follows, or to such other address as either Party may designate in writing to the other Party from time to time:

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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GE Engine Services, LLC	JetBlue Airways Corporation
One Neumann Way	27-01 Queens Plaza North
Cincinnati, Ohio 45215	Long Island, NY 11101
Att:	Att: CFO
Phone:	Phone: 718- 286-7900

Copies to:	Copies to:
Senior Counsel	General Counsel, Manager Sourcing & Manager of Contracts
GE Engine Services, LLC
MD F-125	27-01 Queens Plaza North
Cincinnati, Ohio 45215	Long Island, NY 11101

3.2    Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; or (C) on the fifth (5th) day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

4.0      TAXES AND OTHER

4.1     Taxes, Duties or Charges. In addition to the price for Services, Customer agrees to pay upon demand, all taxes (including without limitation, sales, use, excise, turnover or value added taxes), duties, fees, charges or assessments of any nature (but excluding any income taxes) (“Taxes”) assessed or levied in connection with performance of the Agreement.

4.2     Withholdings. All payments by Customer to GE under this Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, Customer will (i) provide GE with written notice and (ii) pay the undisputed amounts minus such withholding. To the extent Customer assigns this (or any portion of this) Agreement to a non-US person (“non-US assignee”), and withholding on payments from said non-US assignee is required, Customer or its non-US assignee will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by GE will equal the amount that GE would have received if such withholding had not been required.

5.0     DISPUTE RESOLUTION

Dispute Resolution. If any dispute arises relating to this Agreement, the Parties shall endeavor to resolve the dispute amicably, including by designating senior managers who will use commercially reasonable efforts to resolve any such dispute. If one Party serves formal written notice to the other that a material dispute has arisen with regard to the Agreement and If the Parties’ senior managers are not able to resolve the dispute within ten (10) days of receipt of such written request, the matter shall be referred to a committee consisting of the Vice President of Technical Operations of Customer and the Vice President of Services for GE. If no unanimous recommendation is made by the committee within twenty (20) Days, the matter will be referred to each of the chief executive officers of Customer and GE for resolution within an additional twenty (20) Days. Failing resolution by the chief executive officers, within the period specified therefore above, either party may seek resolution of the dispute in, and each party hereby submits to personal jurisdiction of, any state or federal court situated in New York, New York. Each party shall bear its own costs and expenses arising in conjunction with the legal proceedings, including without limitation, the fees for attorney(s) and expert(s) retained by the Parties.

5.2     Exception. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 12 of the Agreement.

6.0    NONDISCLOSURE OF PROPRIETARY DATA
6.1     Confidentiality.  Each Party agrees that the terms and conditions of the Agreement are confidential unless otherwise agreed in writing. Each Party agrees to limit disclosures of such confidential information only to persons who have a need to know within their own organizations, outside auditors, outside advisors and government agencies. Should either Party be subject to a legal action or proceeding or a requirement under applicable government regulations to disclose

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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such confidential information (the “Obligated Party”), the Obligated Party shall notify the other Party, and upon request of the other Party, cooperate with the other Party in contesting such disclosure.

6.2           Non-Disclosure.  Unless the Parties otherwise agree in writing or as otherwise permitted under the Agreement, any knowledge, information or proprietary data which the Parties have or may disclose to each other shall be held in confidence and may not be either disclosed or used for any purpose, except that each Party may disclose the same to its affiliates, subsidiaries, engineering service provider, or consultants, as applicable, but only as needed to perform under the Agreement.  The preceding sentence will not apply to information which (1) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of any confidentiality obligation, or (2) was, as shown by written records, known to the receiving party prior to receipt from the disclosing party.

6.3           Intellectual Property.  Nothing contained in the Agreement will convey to either Party the right to use the trademarks of the other Party, or convey or grant to any Party any license under any patent owned or controlled by the other Party.

7.0     PATENTS
7.1     Claims. GE will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that, without further combination, any material or process used in the repair of any items furnished under the Agreement constitutes an infringement of any patent or copyright of the U.S. This Article 7.1 will apply only to the extent that such material or process is so used to GE's specification.

7.2    Liability. GE's liability under this Article 7 is expressly conditioned upon Customer promptly notifying GE in writing and giving GE exclusive authority, information and assistance (at GE expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in such suit to constitute infringement and the use of said material or process is enjoined, GE will, at GE's own expense and at GE's option, either, (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for Customer the right to continue using said material or process in the item repaired under the Agreement, or (3) replace or modify such item with an item incorporating non-infringing material or process, or, if (1), (2) and (3) are not viable, (4) refund the repair price applicable to such material or process.

7.3    Indemnification. The preceding Section 7.2 will not apply: (1) to any material or process or part thereof of Customer design or specification, or used at Customer’s direction in any repair under this Agreement, or (2) to the use of any material or process furnished under the Agreement in conjunction with any other apparatus, article, material or process. As to any material or process or use described in the preceding sentence, GE assumes no liability whatsoever for patent or copyright infringement, and Customer will, in the same manner as GE is obligated to Customer above, indemnify, defend and hold GE harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

GE shall, at the request of Customer, negotiate and defend any claim brought against any Customer indemnitee or in which any Customer indemnitee is joined as a party defendant based upon any other matters for which GE has agreed to indemnify Customer and each Customer indemnitee as provided above. Customer agrees to provide: (a) prompt written notice of a claim for which it seeks indemnification; (b) all information and evidence within its control and necessary for GE to conduct a defense; and (c) sole control of the defense and all related settlement negotiations.

7.4    Remedy. THE FOREGOING WILL CONSTITUTE CUSTOMER’S SOLE REMEDY AND GE’S SOLE LIABILITY FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY.” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

8.0    [***]

9.0    GENERAL PROVISIONS

9.1    Assignment. This Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by GE to one of GE’s affiliates. In the event of an assignment of this Agreement, (i) Customer will be so advised in advance, in writing, and (ii) GE will remain primarily liable for all actions of its affiliate. Any assignment in contradiction of this clause will be considered null and void.

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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9.2    Governing Law. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, without giving effect to its choice of law or conflict of law provisions, rules or procedures.

9.3     Savings Clause. If any portion of this Agreement will be determined to be a violation of or contrary to any controlling law, rule or regulation issued by a court of competent jurisdiction, then that portion will be unenforceable in such jurisdiction. However, the balance of the Agreement will remain in full force and effect.

9.4    Beneficiaries. Except as herein expressly provided to the contrary, the provisions of this Agreement are for the Parties’ mutual benefit and not for the benefit of any third party.

9.5    Controlling Language. The English language will be used in the interpretation and performance of this Agreement. All correspondence and documentation arising out of or connected with this Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

9.6    Non-Waiver of Rights and Remedies. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

9.7    Titles/Subtitles. The titles and subtitles given to the sections of the Agreement are for convenience. They do not limit or restrict the context of the article or section to which they relate.

9.8    Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under the Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

9.9    No Agency Fees. Customer represents and warrants that no officer, employee, representative or agent of Customer has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from GE in connection with the obtaining, arranging or negotiation of this Agreement or other documents entered into or executed in connection herewith.

9.10     Designated Representative. A “Designated Representative” is one or more employees or other individuals that represent Customer, that Customer desires to have visit or be onsite from time to time at one or more of GE’s facility(ies) and/or DRS(s) for purposes of this Agreement including but not limited to engineering, technical, negotiations, etc. Subject to the following conditions, GE agrees to permit one or more Designated Representative(s) per site as requested by Customer and agreed to by GE, at no additional cost to Customer, to enter onto GE’s premises at the Designated Repair Station or other GE facilities for the purpose of supporting the Services on Engines. GE will furnish one Designated Representative the use of a non-exclusive workspace, including the use of a telephone line, heavy duty photocopier, fax service, access to high speed internet services, and parking accommodations and access to certain non-restricted work areas where Services under the Agreement are being performed. The foregoing is subject in all respects to the Designated Representative(s) meeting and adhering to GE security requirements for the relevant facilities.

9.11      No Agency. Nothing in this Agreement will be interpreted or construed to create a partnership, agency or joint venture between GE and Customer.

9.12     Entire Agreement. This Agreement, together with its Exhibits, contains and constitutes the entire understanding and agreement between the Parties hereto respecting the subject matter hereof, and supersedes and cancels all previous negotiations, agreements, representations and writings in connection herewith. This Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

9.13      Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution and delivery by each Party hereto to the other Party of one or more such counterparts.

9.14     Governmental Authorization. Unless otherwise agreed to by the Parties, Customer will be the importer and/or exporter of record and will be responsible for timely obtaining any import license, export license, exchange permit or other required governmental authorization relating to the Engine. At Customer’s request and expense, GE will assist Customer in its application for any required U.S. export licenses. GE will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and Customer will not thereby be relieved of its obligation to pay for Services performed by GE. All transported Engines will be subject to the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations. Customer agrees not to dispose of U.S. origin items provided by GE other than

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

THIS SPACE INTENTIONALLY BLANK

EXHIBIT K: DESIGNATION LETTER

[Customer Letterhead]

[Name and address of Original Engine Manufacturer]

Attn:    Manager Warranty Programs

Re:    Designation of GEES as Claims Administrator and Engine Benefits Recipient.

1. [________________] (“Customer”) and [_________________] (“OEM”) entered into General Terms Agreement Number [____________________] dated [_________] (the “GTA”), for the purchase by Customer of [_________] (“Engine”) equipped [______________] (“Aircraft”) and spare engines. Pursuant to the GTA, OEM provides Customer various warranties, guarantees and other Engine related benefits introduced via Service Bulletins and other special offerings (specifically described in paragraph 3 hereof, the “Engine Benefits”).

2. Customer and GE Engine Services, LLC (“GEES”) have entered into a separate agreement, Number [____________________] dated [_________] ("Maintenance Agreement") for the maintenance, repair and overhaul of Engines. The Maintenance Agreement specifies that Customer shall, during the term of the Maintenance Agreement, designate GEES to act as claims administrator and Engine Benefits recipient. Accordingly, Customer hereby authorizes GEES during the term of the maintenance agreement to: (a) negotiate and enter into final settlements with OEM for Engine Benefits and (b) receive from OEM in the name of GEES all proceeds of such Engine Benefits. Customer warrants to OEM that all actions undertaken by GEES pursuant to this authorization shall be binding on Customer and that OEM may rely thereon.

3. Engine Benefits are specifically limited to the following, all as more fully defined in the GTA:

a.	Standard warranties;

b. [***];

c. Industry participation offers on CF34 -10 engines as set forth in fleet-wide service bulletins;

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
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d. Extended warranties, and non-warranty programs offered by OEM pursuant to Service Bulletins or other communications between Customer or GEES.

4. OEM consents to the disclosure by Customer to GEES of Engine Benefits in the GTA, Service Bulletins or other notices. GEES agrees to hold in confidence all such Engine Benefits information, or other OEM proprietary information, provided to GEES in order to give effect to the Engine Benefits information. This Letter may only be amended or modified by the written agreement of the parties hereto, and shall remain in effect throughout the term (including extensions) of the Maintenance Agreement.

Customer    GEES    OEM

By: _______________     By: _________________ By: _________________

Title: ______________ Title: ________________ Title: ________________

Date: ______________ Date: _________________ Date: _______________

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Agreement# 1-3036849991 - 0                            - 38 -
Proprietary Information Subject to Restrictions on Cover Page

EXHIBIT L: LLPs
LLP list is subject to change per shop manual revisions.

Module	Part Name	Part Number	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]    Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Agreement# 1-3036849991 - 0                            - 39 -
Proprietary Information Subject to Restrictions on Cover Page